ARIEL MUTUAL FUNDS

Ariel Fund

Ariel Appreciation Fund

Ariel Premier Bond Fund

[ARIEL MUTUAL FUNDS LOGO]

THE PATIENT INVESTOR

                                             Quarterly Report--December 31, 2001

IMPORTANT SHAREHOLDER NEWS

INTRODUCING ARIEL PREMIER GROWTH FUND, AVAILABLE FEBRARY 1, 2002!
At Ariel, we chose the tortoise as our symbol because it illustrates our faith in the moral of Aesop's fable of the tortoise and the hare: "SLOW AND STEADY WINS THE RACE." Our small and mid-cap value funds, Ariel Fund and Ariel Appreciation Fund, have benefited from our conservative, disciplined investment strategy. Our NEW LARGE CAP GROWTH FUND, ARIEL PREMIER GROWTH FUND, will adhere to the same focused approach that has served shareholders like you well.

A PREMIER PARTNERSHIP
ARIEL PREMIER GROWTH FUND is sub-advised by Lincoln Capital Management Company, a preeminent investment manager for large institutional clients. Having successfully partnered with Lincoln on Ariel Premier Bond Fund for many years, we are delighted to offer a large cap growth fund to Ariel shareholders. We believe this sub-advisory relationship is ideal, as it allows us to maintain our value focus and also allows our shareholders to benefit from a seasoned growth manager. Previously only accessible to accounts of $100 million or more, Lincoln Capital's skilled management is now available to all investors through ARIEL PREMIER GROWTH FUND.

WE INVITE YOU TO REVIEW THE PROSPECTUS WE RECENTLY MAILED YOU TO LEARN MORE ABOUT BECOMING A SHAREHOLDER OF ARIEL PREMIER GROWTH FUND--BECAUSE GROWTH ADDS VALUE TOO.

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Ariel Investment Trust
P.O. Box 219121
Kansas City, Missouri
64121-9121

800.292.7435
312.726.0140
www.arielmutualfunds.com

TABLE OF CONTENTS

FOR MORE INFORMATION ABOUT ARIEL MUTUAL FUNDS, INCLUDING MANAGEMENT FEES, EXPENSES AND POTENTIAL RISKS, PLEASE SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. ARIEL DISTRIBUTORS, INC.

PERFORMANCE DATA PROVIDED REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTING IN SMALL AND MID-CAP STOCKS IS MORE RISKY AND MORE VOLATILE THAN INVESTING IN LARGE CAP STOCKS.

The Patient Investor                    2

Company in Focus                        6

Company Updates                         8

Ariel Equity Funds                     10

Schedule of Equity Investments         12

Equity Statistical Summary             16

Ariel Premier Bond Fund                18

Schedule of Bond Investments           21

Board of Trustees                      28

SLOW AND STEADY WINS THE RACE.-AESOP

THE PATIENT INVEST[ARIEL MUTUAL FUND LOGO](R)

DEAR FELLOW SHAREHOLDER: As the stock market rebounded from the lows posted after the September 11th tragedy, the small company stocks of Ariel Fund rose +14.32% for the quarter ended December 31, 2001. The style-similar Russell 2000 Value Index gained +16.72%. The aforementioned small cap stock returns compared quite favorably to those of the broad market as measured by the Standard & Poor's 500 Index which rose +10.69%. During this same three-month period, the medium-sized holdings of Ariel Appreciation Fund earned +16.70%, nicely outpacing the S&P 500 as well the +12.03% rise of the Russell Midcap Value Index.

In both Ariel portfolios, the most significant contributions to quarter-end returns were attributed to the franchise businesses of the Consumer Discretionary & Services sector. In the case of Ariel Fund, specific names in this sector that propelled returns include restaurant operator, Bob Evans Farms (OTC: BOBE--which rose +36.49% during the quarter); International Game Technology (NYSE: IGT), the slot maker (+60.71%); and ServiceMaster Company (NYSE: SVM), the diversified consumer and commercial services provider (+25.56%). Ariel Appreciation Fund also benefited from International Game Technology and got a nice boost from Cendant Corporation (NYSE: CD), the consumer and business service provider (+53.20%); as well as Interpublic Group Companies, Inc. (NYSE: IPG), the ad agency giant (+45.27%).

Despite a volatile and emotional year, the aforementioned returns led to solid 2001 results for Ariel Fund and Ariel Appreciation Fund. More specifically, for the year ended December 31, 2001-- a time when the S&P 500 dropped -11.89% and the average stock fund lost -10.89%(1)--Ariel Fund gained +14.21% which was in line with the +14.02% rise of the Russell 2000 Value Index. During this same twelve-month period, Ariel Appreciation Fund rose
----------
(1) Lipper, Inc.

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+16.23%, far outdistancing the +2.33% return of the Russell Midcap Value Index.

After a string of remarkable events--as Alan Abelson of BARRON'S describes--"the Attack, war, anthrax, recession, profits implosion, a vast and gathering pile of pink slips, the Fed taking its [rate] cuts, and then Enron..." we were amazed to witness such a strong bull market rally during the fourth quarter. In our view, even with the steep September drop, the broad market was never really "cheap" by historical standards. As the pithy Abelson summed, "...[a] torrid stock market rebound...built pretty much on vapor...[with] the techs...flying without wings." This perspective leads us to conclude that despite the recent strength, the market remains vulnerable, particularly if investors continue to bid select areas back up to unrealistic levels that cannot be supported by the economic climate or company specific fundamentals. Moreover, despite the prevailing view that the economy will pick up in 2002, we believe stocks could still be held back by declining earnings multiples resulting from higher interest rates and rising inflation. This economic outlook notwithstanding, we remain convinced that a disciplined value strategy will continue to help insulate investors from whatever near-term threats may loom.

PORTFOLIO COMING AND GOINGS

In the wake of a great deal of stock market activity and investor angst, we viewed the market frenzy as an opportunity to continue to build positions in a number of solid franchise businesses. To that end, Ariel Fund continued to load up on shares of high-end retailer, Neiman Marcus Group, Inc. (NYSE: NMG.A); Jones Lang LaSalle (NYSE: JLL), the real estate services company; and Journal Register Company (NYSE: JRC), the Midwest newspaper chain. The one new stock added to the portfolio was Steelcase, Inc. (NYSE: SCS), whose office furniture manufacturing business we know well from our long-time ownership of its main competitor, Herman Miller, Inc. (OTC: MLHR). During this same period, Ariel Appreciation Fund continued to acquire shares of Black & Decker Corporation (NYSE: BDK), the well-known consumer products manufacturer; Jones Apparel Group, Inc. (NYSE: JNY), the moderately priced clothing designer; and Interpublic Group. On the flip side, Ariel Fund sold its position in MBIA, Inc. (NYSE: MBI), the municipal bond insurer, on price strength. For similar reasons, Ariel Appreciation Fund sold its positions in Bob Evans Farms and PepsiAmericas (NYSE:
PAS).

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GUTS AND GLORY

According to Chicago-based mutual fund tracker, Morningstar, Inc., as of November 2001, 58% of mutual fund managers had outperformed a terrorism-shocked stock market in a country nursing a recession. As we read in the December 30, 2001 edition of THE NEW YORK TIMES, "If 2000 was the year when lucky Internet millionaires lost it all, 2001 was the year when the smart money looked a lot less smart." We find it interesting that when stocks get really shaky and investing requires the most conviction, when the market outlook is the most uncertain (like the first opening bell after September 11th) and the economic picture looks like a storm cloud, when experience and wisdom really count--that is when the majority of professional managers assume a "deer in headlights" stance. To this point specifically, there have been two extraordinary periods in recent years when portfolio managers have had a real opportunity to stand out from the investing crowd--February 2000 when investor enthusiasm for Internet stocks was at its height and then again this past September when pessimism reigned. This leads us to an all-important question, how can you know if your portfolio manager has what it takes? In pondering this question, we re-read one of our favorite treatises on manager selection penned back in June 1995 by the people at Litman/Gregory--an investment firm that publishes THE NO-LOAD FUND ANALYST, one of the most thoughtful investment newsletters around. In a discerning article entitled "What it Takes to be a Guru," the authors identify the common characteristics that have distinguished time-tested investing greats. While strong long-term performance during a variety of investment climates is a key indicator of success, the article looks well beyond numbers. More specifically, it focuses on six key personality traits shared by the "gurus."

The article leads with "passion"--an often-overused word but one that best sums up the personality of a stand-out professional investor. In an industry where the competition is fierce, the market, at times, demoralizing and the stakes high--like retirement money and college educations--the authors immediately note that "all of the greats love what they do...and glean investment insights from their fascination with life." From passion, the article stresses the importance of a "high energy level" which the writers say is "critical to figuring out what's important, dealing with the unexpected, handling a multitude of issues, and ultimately maintaining productivity." Perhaps no time in recent memory speaks to this need for stamina more than immediately following the attacks when rampant rumors, chaos and ambiguity reigned. In discussing the "obsessive" nature of the gurus, the writers declare "casual knowledge is never

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enough for the great stock pickers...and [as such] being a maniac is good."
Additionally, they note the best managers are armed with tremendous "inner strength." It is this unshakeable confidence that enables them to "act without being unduly influenced by a fear of being wrong, and helps them maintain perspective in bear markets." Beyond these telling qualities, the writers declare that real investing greats ignore the constant noise around them and "think independently." And lastly, while easier said than done, the gurus "stick to what they know" and never ever stretch outside of their core competencies. In so doing, they constantly get better and better at what they do and ultimately, make fewer mistakes.

From time to time, we re-read this wonderful article because it serves as an unambiguous affirmation of what we aspire to be each and every day. As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

/s/ John W. Rogers, Jr.        /s/ Eric T. McKissack
John W. Rogers, Jr.            Eric T. McKissack, CFA
Portfolio Manager              Portfolio Manager
Ariel Fund                     Ariel Appreciation Fund

[GRAPHIC]

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COMPANY IN FOCUS

STEELCASE, INC. (NYSE: SCS) Founded in 1912, Steelcase, Inc. is the world's largest designer and manufacturer of office furniture and related products and services. Its products consist of furniture systems, seating, storage, desks, interior architectural products, technology products and related services. Headquartered in Grand Rapids, Michigan, the company has manufacturing facilities in more than 30 locations, dealers in more than 800 locations, and 20,000 employees globally. Steelcase also provides workspace planning for organizations worldwide, creating work environments that integrate architecture, furniture and technology.

REASONS FOR RECOMMENDATION

STRONG COMPETITIVE POSITION

Steelcase has been the consistent sales leader in the global office furniture industry every year since 1974. The company maintains a 20% market share within the United States and a 12% market share globally. With its current worldwide customer base, the company has great potential to enhance current penetration, launch new products and increase the recurring revenue stream as existing customers expand and replace office furniture. Historically, the company has focused on the largest markets and customer segments, which serve as a reliable source of recurring business. With its stronghold on the larger markets and customers, the company is now leveraging its presence in smaller, fast-growing companies across the globe. This customer expansion is evidenced in the revenue of fiscal year 2001, with approximately 12% derived from new customers.

INNOVATIVE PRODUCTS

Steelcase has set an ambitious expansion program into construction-related (architectural) products and financial services. The company continues to invest in research and development, innovating new and improved products that anticipate customers' needs and desires. New products

[SIDENOTE]

[STEELCASE LOGO]

901 44TH STREET
GRAND RAPIDS, MI 49508
(616) 247-2710
www.steelcase.com
contributed 25% to fiscal year 2001 revenue, proving Steelcase's focus and dedication to new product development has paid off.

The company's new products continue to focus on combining architecture and technology. As such, Steelcase is well positioned to develop innovative products that integrate the entire workplace format. This creates a new marketplace and the opportunity for continued growth beyond the historical focus on office furniture alone. One case study is Pathways, the company's product line that contains outlets and storage for cables and wiring within the furniture. This line will expand as more work environments adapt to facilitate the total inclusion of modern technology.

COMPELLING VALUATION

Steelcase is a classic Ariel value stock: long history, market leadership position, solid growth, strong balance sheet, high returns and margins, yet a depressed stock price. Despite what at first glance might appear to be a high price-to-earnings ratio, company earnings are depressed due to the weak economic environment coupled with difficult year-over-year comparisons from the abnormally high spending levels in the category in calendar year 2000. These concerns contributed to a sharp decline in the company's stock price, now trading at $15. At these levels, we recommend investors take advantage of this attractive investment opportunity and purchase shares.

COMPANY UPDATES

MARKEL CORPORATION (NYSE: MKL) Given September's events, calendar year 2001 hit property and casualty insurers hard. During this period, however, Markel outperformed the broader market's slide with an approximate stock price decline of merely -1%, versus -13% for the Standard & Poor's Insurance Index.

We believe management talent and financial strength are the two most critical factors for an insurance stock. We respect Markel's bright and candid management. At a recent company presentation at Markel's headquarters, management members articulated Markel's unique brand and corporate culture. Recurring themes included integrity, focus, discipline and commitment. On the financial side, Markel consistently delivers impressive underwriting profits and investment returns. The company's compensation structure focuses on the profitability of new business and not simply sheer volume, and its value investment discipline and style is remarkably similar to Ariel's own philosophy.

We are confident Markel management's will enhance shareholder value and recommend investors add to their positions at current levels.

THE J.M. SMUCKER COMPANY (NYSE: SJM) On October 10, 2001, The J.M. Smucker Company rewarded its patient shareholders with news that rocketed Smucker's share price 20% to $31.15. Smucker announced they would acquire the #1 peanut butter brand on the market, Jif, as well as the well-known shortening brand, Crisco, from Procter & Gamble. The deal should close during the second calendar quarter of this year.

As a result of this consolidation, Smucker should see its revenues double and net earnings triple in fiscal year 2003. Oftentimes, we are skeptical when a company announces such a sizable acquisition. However, we believe brothers Richard and Tim Smucker are embarking on a strategy well within their circle of competence. Longtime "breadmates" peanut butter and jelly are a timeless duo, and we predict these leading brands will follow their success in suit.

Currently at $35.38, we recommend investors add to their positions on any price weakness.

[SIDENOTE]

[MARKEL CORPORATION LOGO]

4521 HIGHWOODS PKWY.
GLEN ALLEN, VA 23060
(804) 747-0136
www.markelcorp.com

[SMUCKERS LOGO]

1 STRAWBERRY LANE
ORVILLE, OH 44667
(330) 682-3000
www.smucker.com

MBNA (NYSE: KRB) The outlook for MBNA remains extraordinarily bright. It is the #1 issuer of affinity credit cards. By focusing on affiliations including university alumni, professional groups, and sports teams, the company continues to generate customers who are loyal to their cards, use them actively and carry above-average loan balances. Secondly, its tight underwriting standards continue to result in superior credit quality, which has held up exceptionally well despite the current economic downturn. Unlike many credit card issuers, MBNA's delinquencies and write-offs have risen only slightly over the past year. Thirdly, the company's growth prospects remain attractive. Organic growth from existing affinity relationships combined with acquisition opportunities and international expansion should allow MBNA to grow earnings per share at a 15-20% annual rate over the next five years.

This company has emerged over the past decade as one of the premier financial service companies in the country, yet due to the dark cloud of credit quality concerns hanging over the credit card industry, the shares sell at only 16 times 2002 estimated earnings per share. An improving economy coupled with continued earnings growth should propel the stock higher. We rate the shares a buy.

THE CLOROX COMPANY (NYSE: CLX) Clorox's brand name is practically synonymous with its core product--bleach, and management's "back to basics" strategy has started to pay off. After attempting too many simultaneous projects, including an ambitious new product program while also digesting the 1999 First Brands acquisition, execution suffered and earnings dropped. These problems were further compounded by a sales slow-down as the economy cooled, and cash earnings per share declined significantly.

Chief Executive, Craig Sullivan, focused management on re-establishing momentum in core brands, shedding non-strategic and poor performing businesses, cutting costs, and turning around the troubled First Brands businesses, which include Glad plastic wraps and storage bags, STP automotive products, & Scoop Away cat litter. Clorox's litany of leading brand names includes Kingsford charcoal, Pine-Sol, Formula 409, Tilex, Soft Scrub and Fresh Step cat litter.

The company has made remarkable progress, and with earnings momentum likely to pick up in June, we remain enthusiastic about the stock. Cash earnings per share should increase slightly both this year and next year. We have held our position throughout this difficult period with confidence management would improve fundamentals, and we expect our patience to be well rewarded as it has been in times past.

[SIDENOTE]

[MBNA CORPORATION LOGO]

1100 KING STREET
WILMINGTON, DE 19884
(302) 453-9930
www.mbnainternational.com

[CLOROX LOGO]

1221 BROADWAY
OAKLAND, CA 94612
(510) 271-7000
www.clorox.com

ARIEL FUND
Inception November 6, 1986

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001 (assume reinvestment of dividends and capital gains)
Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

                         4TH QUARTER       YTD           1 YEAR         5 YEAR         10 YEAR     LIFE OF FUND
                         -----------       ---           ------         ------         -------     ------------
ARIEL FUND                 +14.32%       +14.21%         +14.21%       +15.75%         +13.47%       +14.56%
RUSSELL 2000 INDEX         +21.09%       +2.49%          +2.49%        +7.52%          +11.51%       +10.48%
RUSSELL 2000 VALUE INDEX   +16.72%       +14.02%         +14.02%       +11.21%         +15.11%       +12.58%

[CHART]

                                                      ARIEL FUND                          RUSSELL 2000 INDEX
                                           PORTFOLIO COMPOSITION                       PORTFOLIO COMPOSITION
Consumer Discretionary & Services                          39.9%                                       18.1%
Materials and Processing                                   11.8%                                        8.7%
Cash & Other                                               10.0%                                        0.8%
Producer Durables                                           9.5%                                        9.2%
Consumer Staples                                            8.3%                                        3.1%
Financial Services                                          8.3%                                       21.1%
Health Care                                                 7.3%                                       12.9%
Technology                                                  4.9%                                       14.6%
Utilities                                                                                               5.0%
Autos & Transportation                                                                                  3.6%
Other Energy                                                                                            2.9%
Integrated Oils                                                                                         0.0%

ARIEL FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED COMPANIES IN CONSISTENT INDUSTRIES THAT SHOW STRONG POTENTIAL FOR GROWTH. THE FUND LOOKS FOR ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND GENERALLY HOLDS INVESTMENTS FOR A RELATIVELY LONG PERIOD, USUALLY THREE TO FIVE YEARS. THE FUND PRIMARILY INVESTS IN COMPANIES WITH MARKET CAPITALIZATIONS UNDER $2 BILLION WITH AN EMPHASIS ON SMALLER CAPITALIZATION (SMALL-CAP) STOCKS.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL FUND AND COMPARABLE INDICES*

[CHART]

                                       ARIEL FUND       RUSSELL 2000 INDEX            S&P 500 INDEX
    Dec. 1986                           $  10,203                $   9,711                $   9,745
    Dec. 1987                           $  11,367                $   8,860                $  10,256
    Dec. 1988                           $  15,905                $  11,065                $  11,960
    Dec. 1989                           $  19,900                $  12,863                $  15,749
    Dec. 1990                           $  16,699                $  10,354                $  15,260
    Dec. 1991                           $  22,163                $  15,122                $  19,910
    Dec. 1992                           $  24,763                $  17,906                $  21,427
    Dec. 1993                           $  26,924                $  21,292                $  23,587
    Dec. 1994                           $  25,786                $  20,904                $  23,898
    Dec. 1995                           $  30,562                $  26,849                $  32,879
    Dec. 1996                           $  37,747                $  31,279                $  40,428
    Dec. 1997                           $  51,502                $  38,274                $  53,916
    Dec. 1998                           $  56,595                $  37,300                $  69,323
    Dec. 1999                           $  53,335                $  45,228                $  83,912
    Dec. 2000                           $  68,677                $  43,862                $  76,272
    Dec. 2001                           $  78,438                $  44,952                $  67,207

*Statistics represent past performance which is not indicative of future results. The S&P 500 is a broad market-weighted index dominated by large cap stocks. The Russell 2000 Index measures the performance of smaller companies. The Russell 2000 Value Index measures the performance of smaller, value-oriented companies with lower price-to-earnings ratios. All indices are unmanaged, and an investor cannot invest directly in an index.

[SIDENOTE]

TEN LARGEST HOLDINGS
as of December 31, 2001

1  SERVICEMASTER CO.
   Diversified provider of consumer and commercial services

2  LEE ENTERPRISES
   Newspaper publisher

3  INVACARE CORP.
   Leading producer of medical equipment

4  GREY GLOBAL GROUP, INC.
   Advertising and marketing services firm

5  BOB EVANS FARMS, INC.
   Operator of family-style restaurants and distributor of food products

6  AMERICAN GREETINGS CORP.
   World's second largest producer of greeting cards

7  ROUSE CO.
   Retail mall developer

8  VALASSIS, INC.
   Preeminent marketing services company

9  NEIMAN MARCUS GROUP, INC.
   Premier luxury retailer

10 GRACO, INC.
   Primary manufacturer of fluid control products

ARIEL APPRECIATION FUND

Inception December 1, 1989

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001 (assume reinvestment of dividends and capital gains)
Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

                             4TH QUARTER    YTD       1 YEAR     5 YEAR    10 YEAR   LIFE OF FUND
                             -----------    ---       ------     ------    -------   ------------
ARIEL APPRECIATION FUND        +16.70%   +16.23%     +16.23%     +16.99%   +14.19%     +14.19%
RUSSELL MIDCAP INDEX           +17.20%    -5.62%      -5.62%     +11.40%   +13.58%     +13.37%
RUSSELL MIDCAP VALUE INDEX     +12.03%    +2.33%      +2.33%     +11.46%   +14.41%     +13.26%

[CHART]

                                               ARIEL APPRECIATION FUND                RUSSELL MIDCAP INDEX
                                                 PORTFOLIO COMPOSITION               PORTFOLIO COMPOSITION
Consumer Discretionary & Services                                35.9%                               17.3%
Financial Services                                               27.4%                               20.3%
Cash & Other                                                      6.9%                                2.1%
Materials & Processing                                            8.2%                                6.7%
Consumer Staples                                                  5.3%                                3.9%
Producer Durables                                                 5.0%                                6.4%
Utilities                                                         3.4%                                8.9%
Technology                                                        3.1%                               13.8%
Health Care                                                       2.9%                               12.4%
Other Energy                                                      1.9%                                3.7%
Autos & Transportation                                                                                2.9%
Integrated Oils                                                                                       1.6%

ARIEL APPRECIATION FUND ALSO PURSUES LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED FIRMS WITH GROWTH POTENTIAL. LIKE ARIEL FUND, THIS FUND SEEKS OUT ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND WILL ALSO HOLD INVESTMENTS FOR A RELATIVELY LONG PERIOD - USUALLY THREE TO FIVE YEARS. THE FUND PRIMARILY INVESTS IN SMALL AND MIDSIZE COMPANIES WITH MARKET CAPITALIZATIONS FROM $1 BILLION TO $10 BILLION, WITH AN EMPHASIS ON MEDIUM CAPITALIZATION (MID-CAP) STOCKS.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL APPRECIATION FUND AND COMPARABLE INDICES*

[CHART]

                      ARIEL APPRECIATION FUND      RUSSELL MIDCAP INDEX      S&P 500 INDEX
          Dec. 1989                 $  10,054                 $  10,176          $  10,240
          Dec. 1990                 $   9,902                 $   9,006          $   9,922
          Dec. 1991                 $  13,184                 $  12,744          $  12,945
          Dec. 1992                 $  14,930                 $  14,826          $  13,932
          Dec. 1993                 $  16,115                 $  16,947          $  15,336
          Dec. 1994                 $  14,763                 $  16,592          $  15,538
          Dec. 1995                 $  18,330                 $  22,309          $  21,377
          Dec. 1996                 $  22,677                 $  26,547          $  26,286
          Dec. 1997                 $  31,283                 $  34,247          $  35,055
          Dec. 1998                 $  37,398                 $  37,705          $  45,073
          Dec. 1999                 $  35,981                 $  44,579          $  54,559
          Dec. 2000                 $  42,754                 $  48,257          $  49,591
          Dec. 2001                 $  49,693                 $  45,543          $  43,697

*Statistics represent past performance which is not indicative of future results. The S&P 500 is a broad market-weighted index dominated by large cap stocks. The Russell Midcap Index measures the performance of small and mid-sized companies. The Russell Midcap Value Index measures the performance of small and mid-sized, value-oriented companies with lower price-to-earnings ratios. All indices are unmanaged, and an investor cannot invest directly in an index.

[SIDENOTE]

TEN LARGEST HOLDINGS
as of December 31, 2001

1  CENDANT CORP.
   Global provider of consumer and business services

2  MBIA, INC.
   Leading insurer of municipal bonds

3  ROUSE CO.
   Retail mall developer

4  MBNA CORP.
   Prominent issuer of bank credit cards

5  CENTURYTEL, INC.
   Diversified telecommunications company

6  XL CAPITAL LTD.
   Worldwide insurance company

7  SUNGARD DATA SYSTEMS, INC.
   Computer services and software company

8  APOGENT TECHNOLOGIES, INC.
   Principal manufacturer of laboratory products

9  LEE ENTERPRISES
   Newspaper publisher

10 MCCORMICK & CO., INC.
   World's largest spice company

ARIEL FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

     NUMBER    COMMON STOCKS-89.85%                                     COST       MARKET VALUE
   OF SHARES
               CONSUMER DISCRETIONARY--39.85%
   1,433,700   American Greetings Corp.                             $ 18,509,908   $ 19,756,386
     817,333   Bob Evans Farms, Inc.                                  13,237,660     20,081,872
      30,955   Grey Global Group, Inc.                                14,594,407     20,639,246
     987,325   Hasbro, Inc.                                           11,298,086     16,024,285
     238,025   International Game Technology*                          7,777,879     16,257,108
     614,900   Journal Register Co.*                                  11,491,920     12,937,496
     694,400   Lee Enterprises                                        19,676,887     25,255,328
     511,950   Leggett & Platt, Inc.                                   6,924,028     11,774,850
     248,300   Libbey, Inc.                                            8,622,299      8,106,995
     450,400   Matthews International Corp.                            7,991,350     11,070,832
     618,200   Neiman Marcus Group, Inc.*                             18,820,728     19,207,474
     417,475   Oneida Ltd.                                             6,400,326      5,406,301
     291,700   Radio One, Inc.*                                        3,292,653      5,253,517
   2,191,250   ServiceMaster Co.                                      24,937,705     30,239,250
     539,550   Valassis Communications, Inc.*                         17,253,442     19,218,771
     280,300   WMS Industries Inc.*                                    5,060,580      5,606,000
                                                                     -----------    -----------
                                                                     195,889,858    246,835,711
                                                                     -----------    -----------

               CONSUMER STAPLES--8.29%
     705,300   Dial Corp.                                              9,054,487     12,095,895
     629,400   Longs Drug Stores Corp.                                13,590,015     14,715,372
     418,600   McCormick & Co., Inc.                                  11,950,136     17,568,642
     197,400   Smucker (J.M.) Co.                                      4,631,634      6,984,012
                                                                     -----------    -----------
                                                                      39,226,272     51,363,921
                                                                     -----------    -----------

      NUMBER   COMMON STOCKS-89.85% (CONT)                               COST      MARKET VALUE
   OF SHARES
               FINANCIAL SERVICES--8.27%
     558,650   HCC Insurance Holdings, Inc.                           $9,329,395   $ 15,390,807
     866,675   Horace Mann Educators Corp.                            17,660,654     18,390,843
      97,150   Markel Corp.*                                          18,140,867     17,452,997
                                                                     -----------    -----------
                                                                      45,130,916     51,234,647
                                                                     -----------    -----------

               HEALTH CARE--7.29%
     309,725   Bausch & Lomb, Inc.                                    11,097,993     11,664,243
     626,550   Invacare Corp.                                         20,196,235     21,121,001
     573,150   Sybron Dental Specialties*                             10,516,510     12,368,577
                                                                     -----------    -----------
                                                                      41,810,738     45,153,821
                                                                     -----------    -----------

               MATERIALS AND PROCESSING--11.81%
     483,300   Brady Corp.                                            13,208,888     17,688,780
     985,475   Energizer Holdings, Inc.*                              19,599,049     18,773,299
     615,000   Interface, Inc., Class A                                3,553,613      3,450,150
     758,100   Jones Lang LaSalle Inc.*                               12,107,901     13,683,705
     667,200   Rouse Co.                                              14,171,993     19,542,288
                                                                     -----------    -----------
                                                                      62,641,444     73,138,222
                                                                     -----------    -----------

               PRODUCER DURABLES--9.49%
     298,370   General Binding Corp.*                                  4,945,866      3,851,957
     485,200   Graco, Inc.                                            11,049,308     18,947,060
     534,100   IDEX Corp.                                             15,040,977     18,426,450
     716,500   Miller (Herman), Inc.                                  15,152,127     16,952,390
      42,600   Steelcase Inc., Class A                                   578,675        627,072
                                                                     -----------    -----------
                                                                      46,766,953     58,804,929
                                                                     -----------    -----------

               TECHNOLOGY--4.85%
     454,100   Anixter International Inc.*                            11,925,296     13,173,441
     334,600   Littelfuse, Inc.*                                       8,714,086      8,779,904
     145,600   Zebra Technologies Corp.*                               6,044,753      8,082,256
                                                                     -----------    -----------
                                                                      26,684,135     30,035,601
                                                                     -----------    -----------

               Total Common Stocks                                   458,150,316    556,566,852
                                                                     -----------    -----------

  PRINCIPAL  REPURCHASE AGREEMENT-11.85%
    AMOUNT

$73,430,511  State Street Bank & Trust Company Repurchase Agreement, 0.65%,
             dated 12/31/2001, repurchase price $73,433,162 maturing 1/2/2002
             (collateralized by U.S. Treasury
             Note, 6.875%, 5/15/2006)                                 73,430,511     73,430,511
                                                                     -----------    -----------

             Total Repurchase Agreement                               73,430,511     73,430,511
                                                                     -----------    -----------

             Total Investments-101.70%                              $531,580,827    629,997,363
                                                                    ============

             Liabilities less Other Assets-(1.70)%                                  (10,540,700)
                                                                                    -----------

             NET ASSETS-100.00%                                                    $619,456,663
                                                                                   ============

----------
*Non-income producing

ARIEL APPRECIATION FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

    NUMBER    COMMON STOCKS-93.06%                                       COST       MARKET VALUE
 OF SHARES
              CONSUMER DISCRETIONARY--35.90%
   381,500    Black & Decker Corp.                                  $ 13,139,305    $ 14,393,995
   614,850    Carnival Corp.                                          14,214,611      17,264,988
 1,571,795    Cendant Corp.*                                          20,908,386      30,822,900
   734,975    Harte-Hanks, Inc.                                       13,506,110      20,704,246
 1,272,050    Hasbro, Inc.                                            14,952,224      20,645,372
   214,325    International Game Technology*                           6,047,303      14,638,397
   667,100    Interpublic Group of Companies, Inc.                    18,943,185      19,706,134
   441,200    Jones Apparel Group, Inc.*                              12,395,260      14,634,604
   630,000    Lee Enterprises                                         18,654,794      22,913,100
   634,445    Leggett & Platt, Inc.                                    8,354,334      14,592,235
   431,200    McClatchy Company                                       16,443,319      20,266,400
   492,500    Neiman Marcus Group, Inc.*                              16,224,847      15,301,975
 1,127,295    ServiceMaster Co.                                       12,333,687      15,556,671
   835,500    Toys "R" Us, Inc.*                                      20,173,607      17,328,270
   483,300    Tribune Co.                                             17,912,197      18,089,919
                                                                     -----------     -----------
                                                                     224,203,169     276,859,206
                                                                     -----------     -----------

              CONSUMER STAPLES--5.30%
   461,772    The Clorox Co.                                          15,710,747      18,263,083
   539,495    McCormick & Co., Inc.                                   16,648,764      22,642,605
                                                                     -----------     -----------
                                                                      32,359,511      40,905,688
                                                                     -----------     -----------

              FINANCIAL SERVICES--27.37%
   469,150    Certegy Inc.*                                           12,486,533      16,054,313
   628,622    Dun & Bradstreet Corp.*                                 14,630,817      22,190,357
   872,100    Equifax, Inc.                                           17,633,890      21,061,215
   398,700    Franklin Resources, Inc.                                14,606,540      14,062,149
   348,650    H & R Block, Inc.                                        5,711,593      15,584,655
   563,750    MBIA, Inc.                                              20,404,995      30,233,912
   765,725    MBNA Corp.                                              19,885,546      26,953,520
   862,965    SunGard Data Systems, Inc.*                             18,195,039      24,965,577
   428,750    T. Rowe Price Associates, Inc.                          15,228,494      14,890,488
   274,300    XL Capital Ltd.                                         17,872,656      25,060,048
                                                                     -----------     -----------
                                                                     156,656,103     211,056,234
                                                                     -----------     -----------

              HEALTH CARE--2.92%
   423,800    Bausch & Lomb, Inc.                                     16,352,405      15,960,308
   304,300    Sybron Dental Specialties*                               4,341,574       6,566,794
                                                                     -----------     -----------
                                                                      20,693,979      22,527,102
                                                                     -----------     -----------
              MATERIALS AND PROCESSING--8.21%
   376,560    Avery Dennison Corp.                                    20,245,450      21,286,937
   788,525    Energizer Holdings, Inc.*                               17,084,631      15,021,401
   921,000    Rouse Co.                                               20,335,981      26,976,090
                                                                     -----------     -----------
                                                                      57,666,062      63,284,428
                                                                     -----------     -----------
              OTHER--1.87%
   364,350    Fortune Brands, Inc.                                    11,328,441      14,424,616
                                                                     -----------     -----------

   NUMBER     COMMON STOCKS-93.06% (CONT)                            COST           MARKET VALUE
  OF SHARES
              PRODUCER DURABLES--5.00%
   863,100    Miller (Herman), Inc.                                 $ 18,918,598    $ 20,420,946
   482,900    Pitney Bowes, Inc.                                      18,679,359      18,161,869
                                                                     -----------      -----------
                                                                      37,597,957      38,582,815
                                                                     -----------      -----------

              TECHNOLOGY--3.09%
   924,600    Apogent Technologies, Inc.*                             16,642,058      23,854,680
                                                                     -----------      -----------

              UTILITIES--3.40%
   800,525    CenturyTel, Inc.                                        19,832,698      26,257,220
                                                                     -----------      -----------

              Total Common Stocks                                    576,979,978     717,751,989
                                                                     -----------     -----------

  PRINCIPAL  REPURCHASE                                              COST           MARKET VALUE
   AMOUNT    AGREEMENT-6.72%
$51,868,294  State Street Bank & Trust Company Repurchase
             Agreement, 0.65%, dated 12/31/2001, repurchase
             price $51,870,167, maturing 1/2/2002
             (collateralized by U.S. Treasury Note,
             7.00%, 7/15/2006)                                       $51,868,294      $51,868,294
                                                                     -----------      -----------

             Total Repurchase Agreement                               51,868,294       51,868,294
                                                                     -----------      -----------

             Total Investments-99.78%                               $628,848,272      769,620,283
                                                                    ============

             Other Assets less Liabilities-0.22%                                        1,674,071
                                                                                      -----------

             NET ASSETS-100.00%                                                      $771,294,354
                                                                                     ============

----------
*Non-income producing

EQUITY STATISTICAL SUMMARY
ARIEL FUND
(UNAUDITED)

                                                                        EARNINGS PER SHARE
                                                                        ------------------
                                                     52 - WEEK
                                                       RANGE         2000      2001      2002     2000     2001      2002     MARKET
                               TICKER   PRICE     ----------------   ACTUAL  ESTIMATED ESTIMATED  P/E      P/E       P/E       CAP.
COMPANY                        SYMBOL  12/31/01    LOW       HIGH   CALENDAR  CALENDAR  CALENDAR CALENDAR CALENDAR  CALENDAR  ($MM)

General Binding Corp.          GBND       12.91       6.50    14.55     0.27     0.30      0.60      47.8      43.0      21.5    204
Oneida Ltd.                    OCQ        12.95      11.25    20.35     1.41     0.16      0.90       9.2      80.9      14.4    214
Interface, Inc.                IFSIA       5.61       3.45    11.00     0.61     0.15      0.24       9.2      37.4      23.4    285
Libbey, Inc.                   LBY        32.65      27.00    42.20     3.01     2.75      3.00      10.8      11.9      10.9    500
Jones Lang LaSalle, Inc.       JLL        18.05      12.20    18.20     1.31     1.16      1.65      13.8      15.6      10.9    543
Littelfuse, Inc.               LFUS       26.24      19.37    31.58     1.67     0.46      0.71      15.7      57.0      37.0    574
WMS Industries, Inc.           WMS        20.00      15.50    32.64     1.45     1.25      1.60      13.8      16.0      12.5    644
Matthews International Corp.   MATW       24.58      14.53    25.58     0.92     1.04      1.21      26.9      23.6      20.3    744
Sybron Dental Specialties      SYD        21.58      16.25    22.69     1.05     1.11      1.23      20.6      19.4      17.5    818
Grey Global Group, Inc.        GREY      666.75     470.00   760.00    19.90     7.75     13.00      33.5      86.0      51.3    839
Brady Corp.                    BRC        36.60      25.55    39.24     1.95     1.21      1.40      18.8      30.2      26.1    841
Bob Evans Farms, Inc.          BOBE       24.57      15.05    25.75     1.42     1.65      1.76      17.3      14.9      14.0    852
Horace Mann Educators Corp.    HMN        21.22      14.80    22.40     0.61     0.86      1.24      34.8      24.7      17.1    864
The J.M. Smucker Company       SJM        35.38      22.61    37.73     1.27     1.34      1.81      27.9      26.4      19.5    867
Journal Register Company       JRC        21.04      14.98    21.10     1.09     0.81      0.90      19.3      26.0      23.4    873
American Greetings Corp.       AM         13.78       9.50    15.36     1.31     1.15      1.05      10.5      12.0      13.1    875
Longs Drug Stores, Inc.        LDG        23.38      19.90    32.00     1.51     1.18      1.23      15.5      19.8      19.0    886
Invacare Corp.                 IVC        33.71      28.50    41.25     1.96     1.96      2.07      17.2      17.2      16.3  1,035
IDEX Corp.                     IEX        34.50      24.90    37.20     2.07     1.25      1.50      16.7      27.6      23.0  1,059
Anixter International, Inc.    AXE        29.01      18.81    32.00     2.16     1.44      1.45      13.4      20.1      20.0  1,069
Graco, Inc.                    GGG        39.05      23.25    39.84     2.27     2.13      2.20      17.2      18.3      17.8  1,214
The Neiman Marcus Group, Inc.  NMG.A      31.07      23.53    41.01     3.00     1.29      2.10      10.4      24.1      14.8  1,482
Markel Corp.                   MKL       179.65     159.75   213.25    -5.29    -9.75     11.22        NM        NM      16.0  1,548
Lee Enterprises                LEE        36.37      26.94    37.60     1.37     1.48      1.55      26.5      24.6      23.5  1,605
The Dial Corp.                 DL         17.15      11.19    18.78     0.66     0.85      0.95      26.0      20.2      18.1  1,627
HCC Insurance Holdings, Inc.   HCC        27.55      20.50    29.65     1.23     1.08      1.86      22.4      25.5      14.8  1,672
Radio One, Inc.                ROIAK      18.01       9.20    21.91     0.60     0.47      0.70      30.0      38.3      25.7  1,696
Energizer Holdings, Inc.       ENR        19.05      15.00    27.55     1.15     0.89      1.15      16.6      21.4      16.6  1,747
Zebra Technologies Corp.       ZBRA       55.51      34.13    57.00     2.52     2.06      2.48      22.0      26.9      22.4  1,751
Herman Miller, Inc.            MLHR       23.66      18.00    28.94     1.90     0.92      0.41      12.5      25.7      57.7  1,789
Valassis, Inc.                 VCI        35.62      28.00    37.35     2.20     2.27      2.39      16.2      15.7      14.9  1,907
Bausch & Lomb, Inc.            BOL        37.66      27.20    54.93     2.36     0.96      1.27      16.0      39.2      29.7  2,019
Rouse Company                  RSE        29.29      23.59    30.16     3.30     3.60      3.87       8.9       8.1       7.6  2.029
Steelcase, Inc.                SCS        14.72      11.25    16.00     1.41     0.78      0.58      10.4      18.9      25.4  2,168
Hasbro, Inc.                   HAS        16.23      10.31    18.44    -0.13     0.42      0.74        NM      38.6      21.9  2,804
McCormick & Company, Inc.      MKC        41.97      34.00    46.54     1.99     2.19      2.43      21.1      19.2      17.3  2,903
The ServiceMaster Co.          SVM        13.80       9.84    14.20     0.61     0.50      0.61      22.6      27.6      22.6  4,143
Leggett & Platt, Inc.          LEG        23.00      16.85    24.45     1.32     0.97      1.16      17.4      23.7      19.8  4,519
International Game Technology  IGT        68.30      35.70    71.95     2.03     2.81      3.44      33.6      24.3      19.9  4,977

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. Rouse Company estimates are before depreciation and deferred taxes. Radio One estimates are before depreciation and amortization NM=Not Meaningful.

ARIEL APPRECIATION FUND
(UNAUDITED)

                                                                        EARNINGS PER SHARE
                                                                        ------------------
                                                     52 - WEEK
                                                       RANGE         2000      2001      2002     2000     2001      2002     MARKET
                               TICKER   PRICE     ----------------   ACTUAL  ESTIMATED ESTIMATED  P/E      P/E       P/E       CAP.
COMPANY                        SYMBOL  12/31/01    LOW       HIGH   CALENDAR  CALENDAR  CALENDAR CALENDAR CALENDAR  CALENDAR  ($MM)

Sybron Dental Specialties      SYD        21.58      16.25    22.69     1.05     1.11      1.23      20.6    19.4      17.5      818
The Neiman Marcus Group, Inc.  NMG.A      31.07      23.53    41.01     3.00     1.29      2.10      10.4    24.1      14.8    1,482
Lee Enterprises                LEE        36.37      26.94    37.60     1.37     1.48      1.55      26.5    24.6      23.5    1,605
Energizer Holdings, Inc.       ENR        19.05      15.00    27.55     1.15     0.89      1.15      16.6    21.4      16.6    1,747
Harte-Hanks, Inc.              HHS        28.17      20.45    28.92     1.17     1.22      1.30      24.1    23.1      21.7    1,776
Herman Miller, Inc.            MLHR       23.66      18.00    28.94     1.90     0.92      0.41      12.5    25.7      57.7    1,789
Bausch & Lomb, Inc.            BOL        37.66      27.20    54.93     2.36     0.96      1.27      16.0    39.2      29.7    2,019
Rouse Company                  RSE        29.29      23.59    30.16     3.30     3.60      3.87       8.9     8.1       7.6    2.029
The McClatchy Co.              MNI        47.00      36.50    49.60     1.97     1.39      1.69      23.9    33.8      27.8    2,142
Certegy, Inc.                  CEY        34.22      23.90    35.45     1.06     1.32      1.53      32.3    25.9      22.4    2,353
Apogent Technologies, Inc.     AOT        25.80      17.88    26.52     0.90     1.07      1.38      28.7    24.1      18.7    2,738
The Dun & Bradstreet Corp.     DNB        35.30      20.99    36.90     1.32     1.72      1.91      26.7    20.5      18.5    2,773
Hasbro, Inc.                   HAS        16.23      10.31    18.44    -0.13     0.42      0.74        NM    38.6      21.9    2,804
McCormick & Company, Inc.      MKC        41.97      34.00    46.54     1.99     2.19      2.43      21.1    19.2      17.3    2,903
The Black & Decker Corp.       BDK        37.73      28.26    46.95     3.51     2.19      2.81      10.7    17.2      13.4    3,010
Equifax, Inc.                  EFX        24.15      16.09    27.41     1.08     1.14      1.25      22.4    21.2      19.3    3,499
Toys "R" Us, Inc.              TOY        20.74      16.81    31.00     0.98     0.93      1.31      21.2    22.3      15.8    4,080
The ServiceMaster Co.          SVM        13.80       9.84    14.20     0.61     0.50      0.61      22.6    27.6      22.6    4,143
Jones Apparel Group, Inc.      JNY        33.17      23.75    47.50     2.50     2.30      2.51      13.3    14.4      13.2    4,161
T. Rowe Price Associates, Inc. TROW       34.73      23.44    43.94     2.07     1.46      1.71      16.8    23.8      20.3    4,288
Leggett & Platt, Inc.          LEG        23.00      16.85    24.45     1.32     0.97      1.16      17.4    23.7      19.8    4,519
CenturyTel, Inc.               CTL        32.80      25.45    39.88     1.62     1.56      1.73      20.2    21.0      19.0    4,628
International Game Technology  IGT        68.30      35.70    71.95     2.03     2.81      3.44      33.6    24.3      19.9    4,977
Fortune Brands, Inc.           FO         39.59      28.38    40.54     2.29     2.35      2.65      17.3    16.8      14.9    5,883
Avery Dennison Corp.           AVY        56.53      43.25    60.50     2.85     2.48      2.62      19.8    22.8      21.6    6,212
MBIA, Inc.                     MBI        53.63      36.00    57.49     3.56     3.88      4.35      15.1    13.8      12.3    7,959
SunGard Data Systems, Inc.     SDS        28.93      20.00    32.49     0.82     0.88      1.08      35.3    32.9      26.8    8,084
H&R Block, Inc.                HRB        44.70      18.31    46.37     1.21     1.82      2.25      36.9    24.6      19.9    8,167
Pitney Bowes, Inc.             PBI        37.61      32.00    44.70     2.17     2.25      2.38      17.3    16.7      15.8    9,171
The Clorox Company             CLX        39.55      29.95    40.85     1.65     1.36      1.90      24.0    29.1      20.8    9,198
Franklin Resources, Inc.       BEN        35.27      30.85    48.30     2.35     1.73      1.85      15.0    20.4      19.1    9,216
Tribune Company                TRB        37.43      29.71    45.90     1.30     0.71      0.87      28.8    52.7      43.0   11,150
The Interpublic Group of
   Companies                   IPG        29.54      18.25    47.44     1.51     0.97      1.17      19.6    30.5      25.2   11,155
XL Capital Ltd.                XL         91.36      61.50    96.50     4.50    -2.35      6.80      20.3      NM      13.4   11,389
Carnival Corp.                 CCL        28.08      16.95    34.94     1.64     1.58      1.37      17.1    17.8      20.5   16,459
Cendant Corp.                  CD         19.61       9.63    21.53     0.78     1.58      1.37      25.1    12.4      14.3   19,247
MBNA Corp.                     KRB        35.20      23.43    39.56     1.53     1.92      2.25      23.0    18.3      15.6   29,983


Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. Rouse Company estimates are before depreciation and deferred taxes.
      NM=Not Meaningful.

DEAR FELLOW SHAREHOLDER: For the fourth quarter ended December 31, 2001, Ariel Premier Bond Fund, Institutional Class gained +0.02% and the Investor Class lost -0.17%. During this same period, the Lehman Brothers Aggregate Bond Index earned +0.05%. For the one-year period ended December 31, 2001, Ariel Premier Bond Fund Institutional Class returned +7.53% while the Investor class gained +7.01%, both less than the +8.44% rise of the Lehman Aggregate Bond Index.

Despite healthy absolute returns compared to the equity markets, the fixed income market was rife with its own challenges in 2001. When the year began, a recession was widely anticipated and the broad market continued to languish. By year-end, after 11 interest rate cuts, the Federal Funds Rate declined 4.75%, a full-blown recession was at hand, Gross Domestic Product contracted, and the Consumer Price Index declined from 3.4% to 1.9%, not to mention the devastation of September 11th. Despite these events, 10-year Treasury yields ended the year virtually unchanged and seasoned long Treasury yields rose almost 0.2%. Given the aforementioned events, this performance proved to be a pleasant surprise for investors. The lion's share of the volatility was concentrated in the second half of the year, as the economy weakened further and ultimately succumbed to the fallout of September 11th.

The market rallied sharply during the period after September 11th but then sold off through the balance of the year despite further interest rate cuts by the Federal Reserve Bank. Moreover, optimism about the war and the economy turned in early November, which tempered investors' newfound enthusiasm for bonds. Surprisingly, the portfolios that fared the best were those with shorter durations and a lower quality bias. That said, high yield and emerging markets underperformed for the year. Non-Treasury sectors generally provided superior returns to equal duration Treasuries.

As we entered the fourth quarter, Ariel Premier Bond Fund's portfolio was roughly neutral in duration, and our holdings of mortgage-backed securities, agencies and investment-grade corporate bonds roughly equaled that of the benchmark. Asset-backed securities were overweighted by 0.5 years. Ultimately, the fund's mortgage, asset-backed, and corporate strategies contributed positively to returns for the quarter. These gains were offset by the TIPS strategy.

Although the investment climate remains as uncertain as ever, we are ready to face whatever challenges 2002 brings. Specifically, we believe absolute returns for fixed income are likely to be lower than in 2000 and 2001. The yield to maturity on the Lehman Aggregate Bond Index, at 5.66%, is the lowest in its 25-year history. We also predict the yield curve will eventually flatten, and the 2% spread between 2- and 10-year Treasuries will return to more normal levels. Additionally, we think interest rates will need to rise, bringing a more normal relationship relative to inflation as the economy recovers later in 2002. Accordingly, as the economy improves, we believe non-Treasury sectors will likely outperform Treasuries by virtue of ample initial spreads and improving credit fundamentals.

Finally, the combination of these factors should result in relatively low returns on the broad market indices between 3% and 5% for the year, with the primary risk being that returns are even lower.

As such, Ariel Premier Bond Fund is currently positioned to focus on credit and other non-Treasury sectors, which we believe will outperform in 2002.

DURATION: NEUTRAL
Ariel Premier Bond Fund's duration is 4.6 years, roughly equal to that of the benchmark. Although longer rates may still rise in 2002, the yield give-up to shorten duration is quite costly. In the current environment, a short strategy requires a 0.5% rise in rates to offset that yield give-up. In other words, the steep yield curve is anticipating higher rates already.

ASSET-BACKED SECURITIES: 19.8%
We continue to hold primarily AAA-rated, diversified asset-backed holdings in lieu of short duration Treasuries. The attractive yield spread offers significant protection from any potential spread widening.

MORTGAGE-BACKED SECURITIES: 31.3%
The fund's mortgage position is currently equal to that of the index.

CORPORATE BONDS: 27.9%
Ariel Premier Bond Fund's primary overweight is in longer corporate bonds. In general, the fund emphasizes large, liquid, global issues. The holdings are well diversified, but we favor the automotive, insurance, and energy sectors. We continue to hold a small position in airline enhanced equipment trust certificates. These securities offer spreads of roughly 2.5% and are collateralized at low loan-to-value ratios.

Thus, the portfolio is currently positioned to benefit from an improving credit environment and tighter spreads on non-Treasury sectors. A decline in real rates is likely, as any interest rate increases should occur in the latter part of the year. The combination of tighter spreads and yield should deliver value added of 0.75% to 1.00%

As always, we appreciate the opportunity to serve you and welcome your questions and comments.

Sincerely,



/s/ John W. Rogers, Jr.              /s/ Kenneth R. Meyer
John W. Rogers, Jr.                  Kenneth R. Meyer
Chairman & CEO                       Chairman & CEO
Ariel Capital Management, Inc.       Lincoln Capital Management Company

ARIEL PREMIER BOND FUND
Institutional Class Inception
October 1, 1995

Investor Class Inception
February 1, 1997

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001 (assume reinvestment of dividends and capital gains)

                                     4TH QUARTER           YTD        1 YEAR       3 YEAR        5 YEAR     LIFE OF FUND
                                     -----------           ---        ------       ------        ------     ------------
ARIEL PREMIER BOND FUND, INST. CL         +0.02%        +7.53%        +7.53%        +5.58%        +6.70%      +6.43%
ARIEL PREMIER BOND FUND, INV. CL          -0.17%        +7.01%        +7.01%        +5.16%           --       +6.32%
LEHMAN BROS. AGGREGATE BOND INDEX         +0.05%        +8.44%        +8.44%        +6.28%        +7.43%      +7.22% (INST.)
                                                                                                              +7.49% (INV.)

[CHART]

                                                   ARIEL PREMIER                      LEHMAN BROTHERS
                                                       BOND FUND                 AGGREGATE BOND INDEX
                                           PORTFOLIO COMPOSITION                PORTFOLIO COMPOSITION
            GOVERNMENT & AGENCY                            11.9%                                34.0%
            MORTGAGE-BACKED                                39.0%                                35.4%
            ASSET-BACKED                                    9.8%                                 1.7%
            COMMERCIAL MORTGAGE-BACKED                     10.1%                                 2.1%
            CORPORATE                                      27.5%                                26.8%
            CASH                                            1.7%                                 0.0%

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL PREMIER BOND FUND, INVESTOR CLASS AND COMPARABLE INDEX*

[CHART]

                                         ARIEL PREMIER
                                            BOND FUND,             LEHMAN BROTHERS
                                               INV. CL        AGGREGATE BOND INDEX
    Dec. 1997                                $  10,838                   $  10,932
    Dec. 1998                                $  11,621                   $  11,882
    Dec. 1999                                $  11,509                   $  11,784
    Dec. 2000                                $  12,631                   $  13,154
    Dec. 2001                                $  13,516                   $  14,265

COMPARISON OF CHANGE IN VALUE OF $1,000,000 INVESTED IN ARIEL PREMIER BOND FUND, INSTITUTIONAL CLASS AND COMPARABLE INDEX*

[CHART]

                             ARIEL PREMIER
                                BOND FUND,             LEHMAN BROTHERS
                                  INST. CL        AGGREGATE BOND INDEX
Dec. 1995                      $ 1,035,122                 $ 1,042,614
Dec. 1996                      $ 1,067,709                 $ 1,080,468
Dec. 1997                      $ 1,165,544                 $ 1,184,769
Dec. 1998                      $ 1,254,703                 $ 1,287,699
Dec. 1999                      $ 1,247,569                 $ 1,277,108
Dec. 2000                      $ 1,373,199                 $ 1,425,580
Dec. 2001                      $ 1,476,638                 $ 1,545,954


*Statistics represent past performance which is not indicative of future results. The Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. An investor cannot invest directly in an index.

[SIDENOTE]

ARIEL PREMIER BOND FUND SEEKS TO MAXIMIZE TOTAL RETURN THROUGH A COMBINATION OF INCOME AND CAPITAL APPRECIATION BY INVESTING IN HIGH-QUALITY FIXED INCOME SECURITIES. THE FUND MAY INVEST IN INVESTMENT-GRADE BONDS INCLUDING U.S. GOVERNMENT (AND GOVERNMENT AGENCY) SECURITIES, CORPORATE BONDS, MORTGAGE-RELATED SECURITIES AND ASSET-BACKED SECURITIES. UNDER NORMAL CONDITIONS, AT LEAST 80% OF THE FUND'S NET ASSETS WILL BE INVESTED IN HIGH-QUALITY FIXED INCOME SECURITIES. ARIEL PREMIER BOND FUND WILL NOT INVEST IN "JUNK BONDS" OR OTHER LOW-RATED SECURITIES.

ARIEL PREMIER BOND FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

   PAR VALUE   ASSET-BACKED SECURITIES-9.82%                     COST       MARKET VALUE
     $180,000  Americredit Automobile Receivables
               Trust, 5.37%, 6/12/2008                          $179,998        $183,661
      470,000  Capital One, 2000, 7.65%, 4/17/2006               468,651         489,608
      845,000  Capital One, 2001, 3.85%, 8/15/2007               842,705         837,308
      245,000  Chase Manhattan Auto Owner Trust,
               2001-B A3, 3.09%, 11/15/2005                      244,959         242,848
      845,000  Chevy Chase Auto Receivables Trust,
               2001-2 A4, 4.44%, 4/16/2007                       844,885         839,632
    1,150,000  Conseco Finance, 2000-F AF3,
               7.17%, 9/15/2020                                1,149,746       1,190,302
    4,825,000  Daimler Chrysler Auto Trust,
               4.21%, 7/6/2005                                 4,824,147       4,882,917
    1,500,000  Discover Card, 5.30%, 11/16/2006                1,553,223       1,543,599
      290,000  Fleet Credit Card Master Trust II,
               3.86%, 3/15/2007                                  289,929         287,927
    1,905,000  Ford Credit Auto Owner Trust,
               2000-G A4, 6.62%, 7/15/2004                     1,904,798       1,978,955
      385,000  Household Auto, 5.39%, 8/17/2008                  384,891         391,966
      675,155  HSBC Mortgage Loan Trust,
               2000-HSB1 A3, 7.11%, 12/15/2030                   675,155         686,734
      585,000  Nissan Auto Receivables,
               4.80%, 2/15/2007                                  584,942         592,135
      280,000  Nissan Auto Receivables Owner Trust,
               2001-A A3, 5.55%, 9/15/2004                       279,983         287,173
    2,035,000  PNC Mortgage Securities Corp.,
               2000-9 A3, 7.19%, 9/25/2005                     2,048,802       2,090,963
      334,417  Railcar Trust, 92-A1, 7.75%, 6/1/2004             340,164         350,851
   1,470,000   Reliant Energy Transition Bond Co.,
               5.63%, 9/15/2015                                1,469,100       1,412,084
       24,257  Residential Asset Mortgage Products Inc.,
               2000-RZ2 A3, 7.30%, 4/25/2023                      24,354          24,231
      450,000  Residential Asset Securities Corp.,
               5.67%, 1/25/2023                                  449,903         455,495
      450,000  Union Acceptance Corp., 2000-D A4,
               6.89%, 4/9/2007                                   449,979         474,817
      950,000  Wells Fargo Auto Trust,
               4.68%, 2/15/2005                                  947,401         968,817
                                                              ----------       ---------

               Total Asset-Backed Securities                  19,957,715      20,212,023
                                                              ----------      ----------

               COMMERCIAL MORTGAGE-BACKED
               SECURITIES-10.05%
    1,499,903  Banc One Commercial Mortgage,
               BK1 00-C1A, 6.664%, 10/18/2031+                 1,499,928       1,551,326
    1,330,000  Chase Commercial Mortgage
               Securities Corp., 2000-3 A2,
               7.319%, 10/15/2032                              1,333,011       1,425,199
      301,357  Comm 2001-J1A A1,
               6.14%, 2/16/2034+                                 304,277         303,087

    PAR VALUE  COMMERCIAL MORTGAGE-BACKED                        COST       MARKET VALUE
               SECURITIES-10.05% (CONT)
     $712,684  Commercial Mortgage Acceptance Corp.,
               1997-ML1 A4, 6.735%, 12/15/2030                  $763,990        $739,372
      579,592  First Union National Bank Commercial
               Mortgage, 2000-C2 A1,
               6.94%, 10/15/2032                                 579,592         611,373
    1,133,845  Ginnie Mae, 5.20%, 10/16/2014                   1,133,845       1,130,589
      850,000  JP Morgan Chase Commercial
               Mortgage Sec., 2001-CIBC A3,
               6.26%, 3/15/2033                                  854,213         853,586
      162,429  MLMI, 99-C1 A1, 7.37%, 11/15/2031                 163,939         173,381
    3,170,000  Morgan Stanley Dean Witter,
               5.72%, 12/18/2032                               3,186,345       3,110,235
    2,825,000  Nomura Asset Securities Corp.,
               1995-MD3 A1B, 8.15%, 4/4/2027                   2,999,081       3,058,274
      916,508  Prudential Mortgage Capital Co. II,
               2000-C1 A1, 6.981%, 10/6/2015+                    916,508         952,600
      907,778  Prudential Mortgage Capital Funding,
               LLC, 6.232%, 5/10/2034                            909,919         931,270
      785,000  Prudential Securities Corp., 1999-C2 A2,
               7.193%, 6/16/2031                                 782,197         834,592
    4,000,000  Salomon Brothers Mortgage Securities
               VII, 6.168%, 2/13/2010                          4,019,793       4,056,406
      955,269  Salomon Brothers Mortgage Securities
               VII, 5.32%, 2/18/2034+                            955,269         970,723
                                                              ----------      ----------

               Total Commercial
               Mortgage-Backed Securities                     20,401,907      20,702,013
                                                              ----------      ----------

    PAR VALUE  CORPORATE DEBT-27.49%                             COST       MARKET VALUE

     $700,000  American General Capital II,
               8.50%, 7/1/2030                                  $770,221        $816,989
      800,000  American Home Products,
               6.25%, 3/15/2006                                  799,910         828,364
      600,000  AOL Time Warner, 7.625%, 4/15/2031                595,278         634,663
      595,000  Archer Daniels Midland,
               6.625%, 5/1/2029                                  554,342         583,950
      325,000  AT&T Wireless Group,
               7.35%, 3/1/2006                                   324,891         343,801
      800,000  AXA, 8.60%, 12/15/2030                            875,970         893,870
      820,000  Bank One Corp., 6.50%, 2/1/2006                   828,093         856,959
    1,000,000  BankAmerica, 7.80%, 2/15/2010                   1,111,480       1,093,665
      275,000  BellSouth Cap Funding,
               7.875%, 2/15/2030                                 301,142         314,648
      330,000  BellSouth Corp., 6.875%, 10/15/2031               327,859         340,377
      410,000  Boeing Co., 6.875%, 10/15/2043                    368,222         398,397
      540,000  Burlington Resources Inc.,
               6.68%, 2/15/2011                                  540,000         533,959
      880,000  Campbell Soup Co., 6.75%, 2/15/2011               924,920         915,535
      525,000  Caterpillar Financial Services,
               5.95%, 5/1/2006                                   524,440         536,856
    1,000,000  Citigroup Capital III, 7.75%, 12/1/2036         1,034,978       1,012,993
      500,000  Citigroup Inc., 5.625%, 5/17/2004                 499,529         515,161
      800,000  Comcast Cable, 7.125%, 6/15/2013                  793,441         821,547
      700,000  Conoco Inc., 6.95%, 4/15/2029                     660,075         711,808
      945,000  Consumers Energy CMS,
               6.20%, 5/1/2003                                   936,632         954,214

  PAR VALUE    CORPORATE DEBT-27.49% (CONT)                     COST        MARKET VALUE
     $460,000  Corp Andina De Fomento,
               7.375%, 1/18/2011                                $458,416        $473,560
      800,000  Countrywide Home Loan,
               6.85%, 6/15/2004                                  814,886         847,519
      540,000  Daimler Chrysler Auto Trust,
               6.40%, 5/15/2006                                  535,550         540,054
      895,000  Deutsche Telekom, 8.25%, 6/15/2030                951,461         993,339
    1,100,000  Devon Energy, 7.88%, 9/30/2031+                 1,097,585       1,113,340
      625,000  Dow Chemical Company,
               7.375%, 11/1/2029                                 650,387         689,819
      220,000  Duke Energy Field Services,
               7.50%, 8/16/2005                                  219,369         229,929
      220,000  Duke Energy Field Services,
               7.875%, 8/16/2010                                 219,769         232,389
      635,000  El Paso Energy, 6.95%, 12/15/2007                 633,423         640,371
    1,000,000  EOP Operating LP, 6.375%, 2/15/2003             1,012,604       1,029,750
    1,000,000  ERAC USA Finance,
               7.35%, 6/15/2008+                                 998,424         997,681
      280,000  FedEx Corp., 6.625%, 2/12/2004                    279,767         292,888
      400,000  First Energy Corp., 7.375%, 11/15/2031            380,685         390,513
    1,260,000  First Union Corp., 7.55%, 8/18/2005             1,310,725       1,364,027
    1,130,000  Florida Residential Property & Casualty,
               7.25%, 7/1/2002+                                1,138,164       1,146,285
      650,000  Ford Motor Credit Co.,
               5.75%, 2/23/2004                                  656,713         660,954
    1,000,000  Ford Motor Credit Co.,
               6.875%, 2/1/2006                                1,022,653       1,001,441
    1,000,000  Ford Motor Credit Co.,
               7.375%, 2/1/2011                                1,008,469         982,855
      950,000  Ford Motor Credit Co.,
               7.25%, 10/25/2011                                 946,446         926,063
      500,000  General Motors Acceptance Corp.,
               7.50%, 7/15/2005                                  514,266         525,636
      470,000  General Motors Acceptance Corp.,
               7.25%, 3/2/2011                                   468,540         471,928
    2,010,000  General Motors Acceptance Corp.,
               8.00%, 11/1/2031                                1,987,960       2,051,609
      750,000  GTE Corp., 6.94%, 4/15/2028                       734,616         743,991
      825,000  Household Finance Corp.,
               6.50%, 1/24/2006                                  823,489         845,582
      455,000  International Paper Co.,
               8.125%, 7/8/2005                                  454,685         491,874
      625,000  Israel Electric, 7.95%, 5/30/2011+                621,842         653,007
      800,000  JP Morgan Chase Manhattan,
               5.625%, 8/15/2006                                 824,875         812,566
      630,000  KBC Bank Funding,
               9.86%, 11/29/2049+                                697,758         708,773
      900,000  Kellogg Co., 5.50%, 4/1/2003                      899,711         922,078
      795,000  Kinder Morgan Energy Part.,
               6.75%, 3/15/2011                                  789,317         794,910
      650,000  Kohl's Corporation, 7.25%, 6/1/2029               647,600         684,823
      645,000  Lehman Bros. Holdings Inc.,
               7.00%, 2/1/2008                                   644,775         669,951
      370,000  Liberty Property LP, 8.50%, 8/1/2010              389,875         399,036

  PAR VALUE    CORPORATE DEBT-27.49% (CONT)                     COST        MARKET VALUE
     $840,000  Lockheed Corp., 6.75%, 3/15/2003                 $849,505        $871,905
      465,000  Marshall & Ilsley, 6.375%, 9/1/2011               462,577         462,903
      450,000  Masco Corp., 6.75%, 3/15/2006                     449,221         463,061
    1,010,000  Mexican UTD STS, 8.375%, 1/14/2011                994,638       1,047,875
      150,000  Motorola Inc., 7.625%, 11/15/2010                 149,590         147,723
      440,000  Norfolk Southern Corp.,
               7.25%, 2/15/2031                                  437,449         449,445
      691,069  Northwest Airlines Corp., 1999-2A,
               7.575%, 3/1/2019                                  691,069         640,065
      400,000  NRG Energy, Inc., 9.479%, 9/15/2024               395,050         395,092
      625,000  Park Place Entertainment,
               7.95%, 8/1/2003                                   622,563         637,219
      900,000  PNC Funding Corp., 6.125%, 9/1/2003               908,475         933,883
      800,000  PP&L Capital Funding Inc.,
               8.375%, 6/15/2007                                 800,709         867,163
      460,000  Progress Energy Inc., 6.75%, 3/1/2006             459,643         477,640
      840,000  Progressive Corp., 6.375%, 1/15/2012              838,252         833,057
      575,000  Prudential Funding, 6.60%, 5/15/2008+             574,382         589,803
      460,000  Qwest Communications International,
               7.50%, 11/1/2008                                  474,458         465,126
     630,000   Regions Financial Corp.,
               7.00%, 3/1/2011                                   627,481         650,006
     750,000   Spear Leeds & Kellogg LP,
               8.25%, 8/15/2005+                                 748,224         823,517
      200,000  Sprint Capital Corp.,
               6.125%, 11/15/2008                                183,451         194,280
      900,000  Target Corp., 5.50%, 4/1/2007                     896,275         908,587
    1,000,000  Telefonica Europe BV,
               7.75%, 9/15/2010                                1,000,745       1,062,357
      475,000  Transocean Sedco Forex,
               7.50%, 4/15/2031                                  472,813         470,677
    1,000,000  Tyco International Group,
               6.375%, 2/15/2006                               1,003,809       1,021,336
      500,000  Tyco International Group,
               6.75%, 2/15/2011                                  502,986         502,009
      341,920  US Airways 2000, 7.89%, 3/1/2019                  341,920         347,035
      750,000  Virginia Electric Power,
               6.75%, 2/1/2007                                   752,506         767,638
      600,000  Washington Mutual,
               6.875%, 5/15/2011                                 596,589         616,549
      490,000  WorldCom Inc., 7.50%, 5/15/2011                   480,072         504,051
      560,000  WorldCom Inc., 8.25%, 5/15/2031                   549,401         591,951
      435,000  Zurich Capital Trust,
               8.376%, 6/1/2037+                                 463,638         431,241
                                                              ----------      ----------

               Total Corporate Debt                           55,333,719      56,609,491
                                                              ----------      ----------

               U.S. GOVERNMENT AGENCIES-39.02%
               MORTGAGE-BACKED SECURITIES--39.00%
      740,000  Fannie Mae, 5.75%, 2/15/2008                      692,465         757,902
    1,610,000  Fannie Mae, 5.50%, 9/25/2011                    1,609,879       1,544,896
      655,000  Fannie Mae, 0.00%, 7/5/2014                       312,524         297,500
    3,060,000  Fannie Mae, 7.00%, 1/1/2016+                    3,151,322       3,166,145
   18,105,000  Fannie Mae, 6.50%, 1/1/2029+                   18,254,224      18,105,000

    PAR VALUE    U.S. GOVERNMENT AGENCIES-39.02% (CONT)         COST        MARKET VALUE
                 MORTGAGE-BACKED SECURITIES--39.00% (CONT)
    $12,085,000  Fannie Mae, 7.50%, 1/1/2030(4)              $12,417,338     $12,466,427
      6,735,250  Fannie Mae, Benchmark Bond,
                 6.00%, 6/1/2014                               6,674,048       6,787,051
      2,080,000  Fannie Mae, Benchmark Bond,
                 6.63%, 11/15/2030                             2,172,626       2,176,094
      2,805,000  Freddie Mac, 6.00%, 12/1/2029(4)              2,835,680       2,813,766
      4,005,000  Freddie Mac, 5.25%, 1/15/2006                 3,989,342       4,088,584
      1,240,000  Freddie Mac, 5.50%, 7/15/2006                 1,293,468       1,274,344
        500,000  Freddie Mac, 5.00%, 9/15/2007                   516,024         504,248
      3,160,000  Freddie Mac, 5.75%, 3/15/2009                 3,213,675       3,220,233
      1,075,000  Freddie Mac, 6.625%, 9/15/2009                1,134,549       1,144,440
        930,000  Freddie Mac, 5.50%, 9/15/2011                   907,443         911,748
      1,050,648  Freddie Mac, 6.50%, 11/1/2025                   995,295       1,062,205
        270,000  Freddie Mac, 6.75%, 3/15/2031                   318,134         288,006
      2,665,000  Freddie Mac, Gold,
                 6.50%, 1/1/2016(4)                            2,736,622       2,718,300
      8,600,000  Freddie Mac, Gold,
                 6.00%, 1/1/2030(4)                            8,495,188       8,414,567
      8,570,000  Freddie Mac, Gold,
                 6.50%, 1/1/2031(4)                            8,647,777       8,578,039
                                                              ----------      ----------

                                                              80,367,623      80,319,495
                                                              ----------      ----------

                 OTHER AGENCY ISSUES--0.02%
         33,864  Government Trust Certificate, Israel
                 Trust, Series 2E, 9.40%, 5/15/2002               34,066          34,354
                                                              ----------      ----------

                 Total U.S. Government Agencies               80,401,689      80,353,849
                                                              ----------      ----------

    PAR VALUE    U.S. GOVERNMENT OBLIGATIONS-11.87%              COST        MARKET VALUE
     $160,000  U.S. Treasury Bond,
               9.00%, 11/15/2018                                $209,101        $216,588
    1,015,000  U.S. Treasury Bond,
               8.125%, 8/15/2019                               1,316,621       1,281,517
    1,665,000  U.S. Treasury Bond,
               8.125%, 8/15/2021                               2,111,562       2,125,476
    1,770,000  U.S. Treasury Bond,
               6.00%, 2/15/2026                                1,908,809       1,824,206
      245,000  U.S. Treasury Bond,
               6.125%, 11/15/2027                                267,904         257,719
      240,000  U.S. Treasury Bond,
               5.375%, 2/15/2031                                 244,979         236,700
      255,000  U.S. Treasury Note,
               2.75%, 10/31/2003                                 253,854         254,532
      495,000  U.S. Treasury Note,
               6.00%, 8/15/2004                                  523,746         525,396
      430,000  U.S. Treasury Note,
               4.625%, 5/15/2006                                 449,700         436,131
      130,000  U.S. Treasury Note,
               6.50%, 10/15/2006                                 138,366         141,583
   11,891,649  U.S. Treasury Note,
               3.63%, 1/15/2008                               12,293,770      12,021,719
      375,000  U.S. Treasury Note,
               6.00%, 8/15/2009                                  406,016         399,771
    2,000,000  U.S. Treasury Note,
               5.00%, 2/15/2011                                1,991,600       1,993,906

    PAR VALUE  U.S. GOVERNMENT OBLIGATIONS-11.87% (CONT)       COST         MARKET VALUE
      $60,000  U.S. Treasury Note,
               5.00%, 8/15/2011                                  $59,570         $59,850
    8,725,000  U.S. Treasury Strip,
               0.00%, 11/15/2021                               2,628,011       2,674,273
                                                              ----------      ----------

               Total U.S. Government Obligations              24,803,609      24,449,367
                                                              ----------      ----------

               ASSET-BACKED FLOATERS**-17.58%
    1,150,000  Americredit Automobile Receivables
               Trust, 2000-B A3, 2.25%, 9/5/2004*              1,150,000       1,149,760
      220,000  Bishop's Gate Residential Mortgage
               Trust, 2.93%, 3/20/2004+*                         220,000         220,000
    2,443,083  CS First Boston Mortgage Securities Corp.,
               2001-FL1A A, 2.57%, 10/5/2003+*                 2,443,083       2,437,401
    1,135,000  Capital Auto Receivables Asset Trust,
               1.98%, 7/15/2006*                               1,135,000       1,135,229
    2,240,000  Carco Auto Loan Master Trust,
               2000-B A1, 1.98%, 10/17/2005*                   2,240,000       2,240,418
    2,570,000  Circuit City Credit Card Master Trust,
               2000-1 A, 2.13%, 2/15/2006*                     2,575,679       2,570,021
      300,000  CNH Equipment Trust,
               2.07%, 11/15/2005*                                300,000         299,195
    1,771,576  Comm 2000-FL3A A,
               2.12%, 11/15/2012+*                             1,771,576       1,766,808
    1,320,000  Comm 2001-FL2A A,
               2.14%, 4/15/2013+*                              1,320,000       1,312,174
      997,695  Conseco Finance Securitizations Corp.,
               2.06%, 7/1/2032*                                  997,695         997,332
      200,000  Distribution Financial Services Master
               Trust, 2000-3 A, 2.04%, 7/15/2004*                200,000         200,045
    1,750,000  First USA Credit Card Master Trust,
               2.07%, 10/19/2006*                              1,755,104       1,753,016
      650,000  Ford Credit Auto Owner Trust,
               2001-A A5, 2.02%, 4/15/2005*                      650,000         650,262
    4,012,510  Freddie Mac, 2.17%, 3/25/2021*                  4,012,511       4,008,896
    2,026,964  Madison Residential Securities Funding,
               2000-1, 2.05%, 9/17/2003+*                      2,027,139       2,024,435
    1,195,279  Merit Securities Corp.,
               2.56%, 9/28/2025+*                              1,196,933       1,196,403
    1,185,000  NPF XII, Inc., 2001-1A A,
               2.69%, 3/1/2004+*                               1,185,000       1,184,561
      995,748  Residential Asset Mortgage Products, Inc.,
               2001-RS2 AI1, 2.06%, 4/25/2016*                   994,970         994,812
    1,246,416  Residential Asset Securities Corp.,
               2001-KS2 AI1, 2.04%, 4/25/2018*                 1,245,248       1,245,759
    1,089,188  Residential Funding Mortgage Securities
               II, 2001-HI3 AI1, 2.05%, 5/25/2009*             1,088,507       1,088,811
    1,836,315  Residential Funding Mortgage Securities
               II, 2001-HS3 AI1, 2.11%, 9/25/2012*             1,836,315       1,836,181
    3,580,000  Toyota Auto Receivables Owner Trust,
               2001-A A4, 2.00%, 9/17/2007*                    3,580,000       3,577,605
    2,300,000  World Omni Master Owner Trust,
               2001-1 A, 2.03%, 2/15/2006*                     2,300,000       2,300,019
                                                              ----------      ----------

               Total Asset-Backed Floaters                    36,224,760      36,189,143
                                                              ----------      ----------

    PRINCIPAL   REPURCHASE AGREEMENT-11.31%                    COST        MARKET VALUE
    AMOUNT
 $23,298,852    State Street Bank & Trust Company
                Repurchase Agreement, 0.65%,
                dated 12/31/2001, repurchase
                price $23,299,694 maturing 1/2/2002
                (collateralized by U.S. Treasury Bond,
                6.00%, 2/15/2026)                           $23,298,852     $23,298,852
                                                            ----------      ----------


                Total Repurchase Agreement                   23,298,852      23,298,852
                                                             ----------      ----------

                Total Investments-127.14%                  $260,422,251     261,814,738
                                                           ============


                Liabilities less Other Assets-(27.14)%                      (55,893,600)
                                                                            ------------

                NET ASSETS-100.00%                                         $205,921,138
                           ======                                          ============

----------
+ Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.
+    When-issued security.
* Security pledged as collateral for when-issued purchase commitment outstanding as of December 31, 2001.
** Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rate as of December 31, 2001.

BOARD OF TRUSTEES

BERT N. MITCHELL, C.P.A. Bert is chairman and CEO of Mitchell & Titus, LLP, the nation's largest minority-owned accounting firm. He holds B.B.A., M.B.A. and Honorary Doctorate degrees from the Baruch School of Business of the City University of New York. Bert is also a graduate of the Owner-President Management Program of the Harvard Business School. He serves on the board of BJ's Wholesale Club, Inc.

MARIO L. BAEZA, ESQ. Chairman and CEO of TCW/Latin America Partners, L.L.C., Mario is widely regarded as a preeminent expert in business and legal issues in Latin America. He received a B.A. from Cornell University and a J.D. from Harvard Law School, where he later taught.

JAMES W. COMPTON Jim serves as the president and CEO of the Chicago Urban League, which has worked to eliminate racial discrimination and segregation since 1916. He has a B.A. degree from Morehouse College and serves on the board of directors of The Field Museum and Depaul University.

WILLIAM C. DIETRICH, C.P.A. Bill serves as director of finance and a member of the faculty of the Shalem Institute For Spiritual Formation, an internationally known ecumenical institute for contemplative spirituality. He holds a B.S. from Georgetown University.

ROYCE N. FLIPPIN, JR. Royce is president of Flippin Associates, a broad-based consulting firm providing strategic and implementation services in the management of critical needs for the public and private sectors. Formerly, he was director of both athletics and program advancement for the Massachusetts Institute of Technology. He earned his A.B. from Princeton University and an M.B.A. from Harvard Business School. Royce is on the board of several corporations and nonprofit institutions.

JOHN G. GUFFEY, JR. John is director and treasurer of Silby Guffey & Co., Inc., a venture capital firm investing in early stage companies in the health care and environmental industries. John has a B.S. from the University of Pennsylvania's Wharton School. He does volunteer work and holds directorships with various local and national nonprofit organizations.

MELLODY HOBSON As president of Ariel Capital Management, Inc., Mellody has responsibilities related to firmwide management and strategic planning. Additionally, she oversees the servicing of Ariel Capital Management, Inc.'s institutional clients as well as the marketing of the Ariel Mutual Funds. She received an A.B. from Princeton University's Woodrow Wilson School. She serves as a director of the Chicago Public Library and the Field Museum, as well as the Civic Federation of Chicago and the YMCA of Metropolitan Chicago. Mellody works with a variety of civic institutions, including those affiliated with Princeton.

CHRISTOPHER G. KENNEDY Chris is president and director of Merchandise Mart Properties, Inc. which manages, among other prime properties, The Merchandise Mart in Chicago; Market Square in High Point, North Carolina; The Washington Design Center; and the Architects & Designers Building in New York City. He earned his B.A. from Boston College and his M.B.A. at the J.L. Kellogg Graduate School of Management at Northwestern University. Chris serves on a variety of civic and corporate boards.

ERIC T. MCKISSACK, C.F.A. In the capacity of vice chairman and co-chief investment officer of Ariel Capital Management, Inc., Eric manages Ariel's mid-cap institutional portfolios as well as Ariel Appreciation Fund. He received a B.S. in both Management and Architecture from the Massachusetts Institute of Technology and earned his M.B.A. from the University of California at Berkeley. He has earned the Chartered Financial Analyst designation. Eric serves on a variety of civic boards.

JOHN W. ROGERS, JR. John is founder, chairman and CEO of Ariel Capital Management, Inc. Additionally, as the firm's co-chief investment officer, he manages Ariel's small-cap institutional portfolios as well as Ariel Fund, the firm's flagship mutual fund product. John serves on the board of directors of Aon Corporation; Bank One Corporation; Burrell Communications Group, Inc.; Exelon Corporation; and GATX Corporation. His civic affiliations include his role as chairman of the Chicago Urban League, trustee of the Chicago Symphony Orchestra and trustee of the John S. and James L. Knight Foundation.

ARIEL MUTUAL FUNDS

Ariel Investment Trust
P.O. Box 219121
Kansas City, Missouri
64121-9121
800.292.7435
312.726.0140
www.arielmutualfunds.com


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